UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2004

GAMMACAN INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-32835
(Commission File Number)

33-0956433
(IRS Employer Identification No.)

1500-800 West Pender Street, Vancouver, British Columbia, V6C 2V6
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (780) 708-0495

San Jose International, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On August 19, 2004, we changed our name from "San Jose International, Inc." to "Gammacan International, Inc". The name change was recorded by the Delaware Secretary of State on August 19, 2004 and took effect with the Non-NASDAQ Over-the-Counter Bulletin Board at the opening for trading on August 24, 2004 under the new stock symbol "GCAN". The Corporation's new CUSIP number is 36467N 10 9.

Item 9.01. Financial Statements and Exhibits.

3.1 Articles of Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMMACAN INTERNATIONAL, INC.

/s/ David Stephens ______
David Stephens, President

Date: August 26, 2004